UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023

CNH INDUSTRIAL N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-36085	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 St. James’s Street, London, SW1A 1HA, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

+44 2079 251964

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value €0.01	CNHI	New York Stock Exchange [1]
4.50% Notes due 2023	CNHI23	New York Stock Exchange
3.850% Notes due 2027	CNHI27	New York Stock Exchange

1   In addition to the New York Stock Exchange, CNHI common shares are listed on the Euronext Milan, the regulated market of Borsa Italiana, in Italy.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 2, 2023, CNH Industrial N.V. issued a press release announcing its results of operations for the fourth quarter of 2022 and full year 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

(a) On February 2, 2023, CNH Industrial N.V. made available a presentation providing review of its fourth quarter of 2022 and full year 2022 results, which is being made available in connection with a February 2, 2023 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

(b) On February 2, 2023, CNH Industrial N.V. issued a press release announcing that CNH Industrial N.V.’s management and Board of Directors have determined to delist from Euronext Milan and retain a single listing on the New York Stock Exchange. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	CNH Industrial’s press release dated February 2, 2023 announcing its results of operations for the fourth quarter of 2022 and full year 2022

Exhibit 99.2	CNH Industrial N.V. fourth quarter and full year 2022 results review presentation

Exhibit 99.3	Press Release dated February 2, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL N.V.

	By:	/s/ Roberto Russo
	Name:	Roberto Russo
	Title:	Chief Legal and Compliance Officer

Date: February 2, 2023